                            THE HARTFORD FOCUS FUND

                               CLASS A, CLASS B AND CLASS C SHARES

                               PROSPECTUS
                               APRIL 2, 2001

AS WITH ALL MUTUAL FUNDS, THE
SECURITIES AND EXCHANGE COMMISSION
HAS NOT APPROVED OR DISAPPROVED
THESE SECURITIES OR PASSED UPON
THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

                               THE HARTFORD MUTUAL FUNDS, INC.
                               P.O. BOX 219054
                               KANSAS CITY, MO 64121-9054

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

INTRODUCTION
--------------------------------------------------------------------------------

The Hartford Mutual Funds, Inc. is a family of mutual funds, each with its own investment strategy and risk/ reward profile. This prospectus relates to the Class A, B and C shares of the Focus Fund. The Focus Fund is a non-diversified fund. Information about the fund including risk factors, can be found on the pages following this introduction.

The investment manager of the fund is Hartford Investment Financial Services Company "HIFSCO"). The day-to-day portfolio management of the fund is provided by an investment sub-adviser -- Wellington Management Company, LLP ("Wellington Management"). Information regarding HIFSCO and Wellington Management is included under "Management of the Fund" in the prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the fund, be sure to read all risk disclosures carefully before investing.

CONTENTS
--------------------------------------------------------------------------------

Subscription Offer                            Subscription Offer                                         2
A summary of the fund's goals,                The Hartford Focus Fund                                    3
strategies, risks, performance and
expenses.
Description of other investment               Other investment strategies and investment risks           5
strategies and investment risks.
Investment manager and management             Management of the fund                                     6
fee information.
Information on your account.                  About your account                                         7
                                              Choosing a share class                                     7
                                              How sales charges are calculated                           7
                                              Sales charge reductions and waivers                        8
                                              Opening an account                                         9
                                              Buying shares                                             10
                                              Selling shares                                            11
                                              Selling shares in writing                                 12
                                              Transaction policies                                      13
Further information on the fund.              Financial highlights                                      16
                                              Privacy policy                                            17
                                              For more information                                    back
                                              cover

THE HARTFORD MUTUAL FUNDS, INC.                                                1

SUBSCRIPTION OFFER
--------------------------------------------------------------------------------

The distributor will solicit subscriptions for Class A, Class B and Class C shares of the Fund during a subscription period beginning May 1, 2001 and ending May 24, 2001. If you subscribe for Fund shares during this period (the "subscription period"), they will be issued to you at a net asset value of $10.00 per share as of May 24, 2001 (the "closing date"). Payment for subscribed shares will be due within three days of the closing date. The minimum investment via subscription is $10,000 per account.

Subscriptions received prior to the closing date will be invested in the same class of shares in the Money Market Fund. Those shares will be automatically exchanged for shares of the Fund as of the closing date. All subscriptions generally will be refunded if received after May 24, 2001.

If you subscribe for shares, you will not have any rights as a shareholder until payment for the shares is received by the Fund's transfer agent and issuance of your shares is recorded by the transfer agent. The distributor and the Fund reserve the right to terminate the subscription offer without notice and to refuse any subscription order in whole or in part for any reason.

The subscription offer is not available to retirement plans or retirement accounts.

The distributor will not offer or sell any class of Fund shares for at least 90 days after the closing date. After the closing date, the investment manager and investment sub-adviser will invest the proceeds of the subscription offering in accordance with the Fund's investment objective and policies. After the closing date, shareholders may redeem shares purchased through subscription, but may not purchase additional shares (except for reinvestment of dividends) for at least 90 days. The Fund may commence a continuous public offering of all classes of its shares at any time after the expiration of the 90 day period.

 2                                               THE HARTFORD MUTUAL FUNDS, INC.

THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Focus Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

Wellington Management uses a two phase investment strategy. Using what is sometimes called a "top down" approach, Wellington Management analyzes the general economic and investment environment by evaluating such things as economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this process Wellington Management tries to anticipate trends and changes in various markets and in the overall economy to identify industries and sectors that will outperform the U.S. economy.

The "top down" analysis is followed by what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from industries and sectors identified in the top down analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.

The key characteristics of growth companies in which the fund typically invests include:

    -  Accelerating earnings and earnings per share growth

    -  A strong balance sheet combined with a high return on equity

    -  Unrecognized or undervalued assets

    -  A strong management team

    -  A leadership position within an industry

    -  Sustainable or increasing dividends

    -  Positive investor sentiment

The fund will consider selling a security when:

    -  Downside risk equals upside potential

    -  Decreasing trend of earnings growth is exhibited

    -  Excessive valuations are reached

Annual portfolio turnover is expected to be in excess of 100%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than most mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the top down, bottom up strategy and fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs and reduce performance.

THE HARTFORD MUTUAL FUNDS, INC.                                                3

                                                         THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

                                                 SUB-ADVISER

                                                 Wellington Management

                                                 PORTFOLIO MANAGER

                                                 Rand L. Alexander

                                                  - Senior Vice President of
                                                    Wellington Management
                                                  - Joined Wellington Management
                                                    in 1990
                                                  - Investment professional
                                                    since 1976

PAST PERFORMANCE. Because the fund has been in operation for less than one year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                    CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of
   offering price                                    5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                      5.50%       None      1.00%
   Maximum deferred sales charge (load)               None      5.00%      1.00%
   Exchange fees                                      None       None       None

ANNUAL OPERATING EXPENSES

   (expenses that are deducted from the fund's assets)

   Management fees                                   1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees(1)          0.35%      1.00%      1.00%
   Other expenses                                    0.39%      0.39%      0.37%
   Total annual operating expenses                   1.74%      2.39%      2.37%

   Fee waiver                                        0.09%      0.04%      0.02%

   Net expenses(1)(2)                                1.65%      2.35%      2.35%

(1) Although the Rule 12b-1 fee for Class A shares is
    0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2002. This waiver may be discontinued at any time thereafter.

(2) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively, through at least
    February 28, 2002. This policy may be discontinued at any time thereafter.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                              CLASS A   CLASS B   CLASS C
   Year 1                                               $  710    $  741    $  438
   Year 3                                               $1,064    $1,050    $  838

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                           CLASS A   CLASS B   CLASS C
   Year 1                                               $  710    $  241    $  338
   Year 3                                               $1,064    $  750    $  838

 4                                               THE HARTFORD MUTUAL FUNDS, INC.

OTHER INVESTMENT STRATEGIES AND INVESTMENT RISKS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

There is no assurance that the fund will achieve its investment objective or objectives, and investors should not consider the fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in the fund entails special additional risks as a result of its ability to invest a substantial portion of their assets in foreign investments.

 USE OF MONEY MARKET INVESTMENTS
 FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the fund is in a defensive position, the fund may lose the benefit of rising securities market prices and limit its ability to meet its investment objective.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

Although not a principal investment strategy, the fund may purchase and sell options, enter into futures contracts or utilize other derivative contracts and derivative securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit it to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging the fund's portfolio investments. Hedging techniques may not always be available to the fund; and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to the fund or increase volatility in a fund's performance.

 FOREIGN INVESTMENTS

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. The inability of the fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

THE HARTFORD MUTUAL FUNDS, INC.                                                5

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal.

 TAX CONSEQUENCES OF PORTFOLIO
 TRADING PRACTICES

At times the fund may engage in short-term trading, which could produce higher brokerage expenses for the fund and higher taxable distributions to the fund's shareholders. The fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 ADDITIONAL INVESTMENT STRATEGIES
 AND RISKS

The fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks are discussed in the funds' Statement of Additional Information which may be obtained free of charge by contacting the fund (see back cover for address and phone number).

 TERMS USED IN THIS PROSPECTUS

Equity Securities: Equity Securities include common stock, preferred stock, securities convertible into common stock and warrants or rights to acquire common stock.

Foreign Issuers: (1) Companies organized outside the United States, (2) foreign governments and agencies or instrumentalities of foreign governments.

Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER

Hartford Investment Financial Services Company ("HIFSCO") is the investment manager to the fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $165 billion in assets. As of December 31, 2000 HIFSCO had over $10 billion in assets under management. HIFSCO is responsible for the management of the fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

 THE INVESTMENT SUB-ADVISER

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Focus Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2000 Wellington Management had investment management authority over approximately $274 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

 MANAGEMENT FEES

The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

FOCUS FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         1.00%
Next $500,000,000                          0.95%
Amount Over $1 Billion                     0.90%

 6                                               THE HARTFORD MUTUAL FUNDS, INC.

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Your financial representative can help you decide. For estimated expenses of each share class, see page 4 in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Generally, the distributor pays these fees to broker-dealers that sell the shares.

Generally, purchase requests for Class B shares in excess of $500,000 or Class C shares in excess of $1,000,000, will be processed as purchases of Class A shares.

 CLASS A

- Front-end sales charges, as described at right.

- Distribution and service (12b-1) fees of 0.35% (currently 0.30% due to contractual waiver by the distributor through at least February 28, 2002).

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- 1% front-end sales charge.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.
 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the Focus Fund are listed below. The offering price includes the front end sales load.

                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000        5.50%       5.82%          4.75%
$ 50,000 -- $99,999      4.50%       4.71%          4.00%
$100,000 -- $249,999     3.50%       3.63%          3.00%
$250,000 -- $499,999     2.50%       2.56%          2.00%
$500,000 -- $999,999     2.00%       2.04%          1.75%
$1 million or more(1)       0%          0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor generally pays the entire amount of the sales commission to particular broker-dealers. The distributor pays dealers of record commissions on purchases over $1 million an amount of up to 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

CLASS B shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of

THE HARTFORD MUTUAL FUNDS, INC.                                                7
the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                      CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%
After 6 years                                None

The distributor generally keeps the entire amount of the CDSC.

CLASS C sales charges for all funds, regardless of the amount that is being purchased are as follows:


 FRONT-END SALES CHARGE

                            DEALER
                          COMMISSION
AS A % OF    AS A % OF   AS PERCENTAGE
OFFERING        NET       OF OFFERING
PRICE        INVESTMENT      PRICE
               1.01%
   1.00%                     1.00%

YEARS AFTER
PURCHASE                                      CDSC
1st year                                     1.00%
After 1 year                                 None

The distributor generally pays the entire amount of the sales commission to particular broker-dealers, but keeps the CDSC.

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies the fund redeems shares in the following order:
(1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, (3) shares representing an increase over the original purchase cost, and (4) Class B shares held the longest during the six-year period.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

ADDITIONAL COMPENSATION TO BROKERS In addition to the commissions described above, the distributor pays additional compensation to dealers based on a number of factors described in the fund's statement of additional information. This additional compensation is not paid by you.
 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge. In addition, if you are a natural person who owns certain annuities or variable life insurance products that are issued by affiliates of The Hartford, the current account value of your contract or policy will be included. The eligible annuity and life insurance products are discussed in the funds' Statement of Additional Information. Participants in retirement plans receive breakpoints at the plan level. You must notify your broker, and your broker must notify the funds, that you are eligible for this privilege each time you make a purchase.

- LETTER OF INTENTION -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies, and

- for retirement plans under the following circumstances:

    (1) to return excess contributions,

    (2) hardship withdrawals as defined in the plan,

    (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

    (4) to meet minimum distribution requirements under the Internal Revenue
        Code,

    (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

    (6) after separation from service.

 8                                               THE HARTFORD MUTUAL FUNDS, INC.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling brokers and their employees and sales representatives,

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families) of the funds, The Hartford, Wellington Management, the transfer agent, and their affiliates,

- officers, directors and employees as of March 1, 2001 (and their families) of Fortis Advisers and Fortis Investors.

- individuals purchasing shares with the proceeds from shares redeemed from another fund complex within the last 60 days on which an initial or contingent deferred sales charge was paid (1% CDSC applies if redeemed within 18 months),

- participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more (1% CDSC applies if redeemed within 18 months),

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, and

- one or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CLASS C shares may be purchased without a front-end sales charge when purchased through a broker-dealer that has entered into an agreement with the distributor to waive this charge.

 OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for the fund during the subscription period is $10,000. Should the fund open to additional investments in the future the minimum investments will be as follows:

    - non-retirement accounts: $500

    - retirement accounts: $250

    - Automatic Investment Plans $25 to open; you must invest at least $25 a month

    - subsequent investments: $25

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4 Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                         ADDRESS:                                                   PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS, INC.                                      1-888-843-7824
                      P.O. BOX 219054
                KANSAS CITY, MO 64121-9054                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS, INC.                                                9

 BUYING SHARES

THE DISTRIBUTOR WILL SOLICIT SUBSCRIPTIONS FOR CLASS A, CLASS B AND CLASS C SHARES OF THE FUND DURING A SUBSCRIPTION PERIOD
BEGINNING MAY 1, 2001 AND ENDING MAY 24, 2001. IF YOU SUBSCRIBE FOR FUND SHARES DURING THIS SUBSCRIPTION PERIOD, THEY WILL BE
ISSUED TO YOU AT A NET ASSET VALUE OF $10.00 PER SHARE AS OF MAY 24, 2001. THE MINIMUM INVESTMENT BY SUBSCRIPTION IS $10,000.
PAYMENT FOR SUBSCRIBED SHARES WILL BE DUE WITHIN THREE DAYS OF THE CLOSING DATE. WHILE THE FUND IS CLOSED NO ADDITIONAL
INVESTMENTS WILL BE ACCEPTED.
                               OPENING AN ACCOUNT                                         ADDING TO AN ACCOUNT
 BY CHECK
                -   Make out a check for the investment amount,             -   Make out a check for the investment amount,
  CHECK ICON        payable to "The Hartford Mutual Funds, Inc."                payable to "The Hartford Mutual Funds, Inc."
                -   Deliver the check and your completed                    -   Fill out the detachable investment slip from
                    application to your financial representative,               an account statement. If no slip is available,
                    plan administrator or mail to the address                   include a note specifying the fund name, your
                    listed below.                                               share class, your account number and the
                                                                                name(s) in which the account is registered.
                                                                            -   Deliver the check and your investment slip or
                                                                                note to your financial representative, plan
                                                                                administrator or mail to the address listed
                                                                                below.
 BY EXCHANGE
                -   While the fund is closed no exchanges into the          -   Call your financial representative, plan
EXCHANGE ICON       fund are permitted                                          administrator or the transfer agent at the
                                                                                number below to request an exchange.
                -   Call your financial representative, plan
                    administrator or the transfer agent at the
                    number below to request an exchange.
 BY WIRE

                -   Please call 1-888-843-7824 for instructions.
  WIRE ICON
 BY PHONE
                -   See "By Wire" and "By Exchange"                         -   Verify that your bank or credit union is a
  PHONE ICON                                                                    member of the Automated Clearing House (ACH)
                                                                                system.
                                                                            -
                                                                                Complete the "Telephone Exchanges and
                                                                                Telephone Redemption" and "Bank Account or
                                                                                Credit Union Information" sections on your
                                                                                account application.
                                                                            -   Call the transfer agent at the number below to
                                                                                verify that these features are in place on
                                                                                your account.
                                                                            -   Tell the transfer agent representative the
                                                                                fund name, your share class, your account
                                                                                number, the name(s) in which the account is
                                                                                registered and the amount of your investment.
To open or add to an account using the Automatic Investment Plan, see "Additional Investor Services".

                         ADDRESS:                                                   PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS, INC.                                      1-888-843-7824
                      P.O. BOX 219054
                KANSAS CITY, MO 64121-9054                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 10                                              THE HARTFORD MUTUAL FUNDS, INC.

 SELLING SHARES


 BY LETTER

                -   Write a letter of instruction or complete a power of
 LETTER ICON        attorney indicating the fund name, your share class, your
                    account number, the name(s) in which the account is
                    registered and the dollar value or number of shares you wish
                -   to sell.
                -   Include all signatures and any additional documents that may be required (see next page).
                    Mail the materials to the address below or to your plan
                    administrator.
                -   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    letter of instruction.

 BY PHONE

                -   Restricted to sales of up to $50,000 in any 7-day period.
  PHONE ICON
                - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 6 P.M. Eastern
                    Time on most business days. Orders received after 4 P.M.
                    Eastern Time will receive the next business day's offering
                -   price.
                    For automated service 24 hours a day using your touch-tone phone, call the number below.

 BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

                -   Fill out the "Telephone Exchanges and Telephone Redemption"
  WIRE ICON         and "Bank Account or Credit Union Information" sections of your new account application.
                -
                    Call the transfer agent to verify that the telephone
                    redemption privilege is in place on an account, or to
                -   request the forms to add it to an existing account.
                    Amounts of $1,000 or more will be wired on the next business day. Your bank may charge a fee for this service.
                -   Amounts of less than $1,000 may be sent by EFT or by check.
                    Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this
                    service.
                -   Phone requests are limited to amounts up to $50,000 in a
                    7-day period.

 BY EXCHANGE

                -   Obtain a current prospectus for the fund into which you are
  ARROW ICON        exchanging by calling your financial representative or the transfer agent at the number below.
                -
                    Call your financial representative or the transfer agent to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional Investor
  Services".

                         ADDRESS:                                                   PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS, INC.                                      1-888-843-7824
                      P.O. BOX 219054
                KANSAS CITY, MO 64121-9054                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS, INC.                                               11

 SELLING SHARES IN WRITING

 BY LETTER
  In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

                -   your address of record has changed within the past 30 days
 LETTER ICON
                -   you are selling more than $50,000 worth of shares
                -   you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)
  Please note that a notary public CANNOT provide a signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.
 REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER
     OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL
ACCOUNTS FOR MINORS)      OR GENERAL PARTNER ACCOUNTS.

                -   Letter of instruction.
                - On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.
                -   Signature guarantee if applicable (see above).
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.

                -   Letter of instruction.
                - Corporate resolution, certified within the past twelve months.
                - On the letter and the resolution, the signature of the person(s) authorized to sign for the account.
                -   Signature guarantee if applicable (see above).
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS.

                -   Letter of instruction.
                -   On the letter, the signature(s) of the trustee(s).
                - Provide a copy of the trust document certified within the past twelve months.
                -   Signature guarantee if applicable (see above).
    JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.

                -   Letter of instruction signed by surviving tenant.
                -   Copy of death certificate.
                -   Signature guarantee if applicable (see above).
    EXECUTORS OF SHAREHOLDER ESTATES.

                -   Letter of instruction signed by executor.
                - Copy of order appointing executor, certified within the past twelve months.
                -   Signature guarantee if applicable (see above).
    ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT TYPES
  NOT LISTED ABOVE.

                -   Call 1-888-843-7824 for instructions.

                         ADDRESS:                                                   PHONE NUMBER:
              THE HARTFORD MUTUAL FUNDS, INC.                                      1-888-843-7824
                      P.O. BOX 219054
                KANSAS CITY, MO 64121-9054                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 12                                              THE HARTFORD MUTUAL FUNDS, INC.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

 VALUATION OF SHARES

The net asset value per share (NAV) for each class of the fund's shares is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates, as determined by HIFSCO under the direction of the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by the fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.

The fund may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when the fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of the fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares. Conversely, events affecting the values of securities of foreign issuers and non-dollar securities that occur after the close of regular trading on the NYSE will not be reflected in the fund's net asset value.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable CDSC.

 EXECUTION OF REQUESTS

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is complete (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

 EXCHANGES

You may exchange shares of the fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange.

 RIGHT TO REJECT PURCHASE ORDERS/
 MARKET TIMING

Purchases and exchanges should be made for investment purposes only. The fund reserves the right to reject or restrict any specific purchase request or to modify or terminate your exchange privileges if it determines that you exchange shares more than twice out of the same fund in a 90-day period (excluding automatic programs).

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 SMALL ACCOUNTS
 (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

THE HARTFORD MUTUAL FUNDS, INC.                                               13

 SALES IN ADVANCE OF
 PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 15 business days after the purchase.
 SPECIAL REDEMPTIONS

Although it would not normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90 day period for any one account.
 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, Inc. You may not purchase shares with a third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except a dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement.

DIVIDENDS AND DISTRIBUTIONS The fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Normally, dividends from net investment income of the Focus Fund will be declared and paid annually. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the fund's long-term capital gains generally are taxable as capital gains; distributions from short-term capital gains and income generally are taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Tax rates may vary depending on how long the fund investment is held. See your application for distribution options.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares it generally is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 ADDITIONAL INVESTOR SERVICES

The distributor will solicit subscriptions for Class A, Class B and Class C shares of the Fund during a subscription period beginning May 1, 2001 and ending May 24, 2001. If you subscribe for Fund shares during this subscription period, they will be issued to you at a net asset value of $10.00 per share as of May 24, 2001. Payment for subscribed shares will be due within three days of the closing date.

AIP and DCA privileges do not apply during the subscription period or while the fund is closed for investment.

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $100 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

 14                                              THE HARTFORD MUTUAL FUNDS, INC.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application.

- If you are using AIP to open an account, make out a check ($25 minimum) for your first investment amount payable to "The Hartford Mutual Funds, Inc." Deliver your check and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the fund is not advantageous to you, because of sales charges).

- SPECIFY THE PAYEE(S). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. A signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- FILL OUT THE RELEVANT PART OF THE ACCOUNT APPLICATION. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one Hartford Mutual Fund to the same class of shares of another fund. To establish:

- Fill out the relevant part of the account application.

- Be sure that the amount is for $100 or more.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one Hartford Mutual Fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

THE HARTFORD MUTUAL FUNDS, INC.                                               15

 FINANCIAL HIGHLIGHTS

The fund began operations after the date of this prospectus. As a result, it has no financial history for prior fiscal years.

 16                                              THE HARTFORD MUTUAL FUNDS, INC.

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

              Applicable to The Hartford's United States Customers

WE AT THE HARTFORD value our customers' trust and are committed to the responsible management, use and protection of personal information. All insurance companies must collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection and disclosure of personal information.

    1) Personal information, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes personal financial information such as credit history, income, financial benefits, policy or claim information. It also includes personal health information such as individual medical records or information about an illness, disability or injury.

    2) We collect personal information to support our normal business operations. We may obtain personal information directly from the customer, from customer-related transactions and from third parties, such as a consumer reporting agency. Personal information such as name, address, income, payment history or credit history are gathered from sources such as applications, transactions and consumer reports.

    3) The Hartford's employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

    4) We may share personal financial information with our affiliates, such as insurance companies, banks, agents, brokerage firms and administrators.

    5) To service our customers and administer our business, we may also share information with unaffiliated third parties, including agents, brokerage firms, insurance companies, administrators and service providers and as otherwise permitted or required by law. In addition, we may share personal financial information with other unaffiliated third parties who are assisting us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

    PRIOR TO SHARING PERSONAL FINANCIAL INFORMATION WITH UNAFFILIATED THIRD PARTIES, EXCEPT AS DESCRIBED IN THIS POLICY, WE WILL GIVE AFFECTED CUSTOMERS AN OPPORTUNITY TO DIRECT THAT SUCH INFORMATION NOT BE DISCLOSED.

    6) We may disclose personal health information with proper written authorization or as otherwise permitted or required by law.

    7) We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include locked files, user authentication, encryption, firewall technology and the use of detection software.

    We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

    8) We will continue to follow this policy regarding personal information even when a customer relationship no longer exists.

The Hartford will notify customers of our Privacy Policy at the inception of our business relationship and annually thereafter. The Privacy Policy is subject to change at any time. We will notify customers of any modifications at least annually.

THE HARTFORD MUTUAL FUNDS, INC.                                               17

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on the fund:

 ANNUAL/SEMIANNUAL REPORT
 TO SHAREHOLDERS

Additional information on the fund will be contained in the financial statements and portfolio holdings in the fund's annual and semi-annual report. In the fund's future annual reports you will also find a discussion of the market conditions and investment strategies that significantly affected performance during the prior fiscal year, and the auditor's report.

 STATEMENT OF ADDITIONAL INFORMATION
 (SAI)

The SAI contains more detailed information on all aspects of the fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report and/or the SAI or for shareholder inquiries, please contact the fund at:

 BY MAIL:

The Hartford Mutual Funds, Inc.
P.O. Box 219054
Kansas City, MO 64121-9054

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.thehartfordmutualfunds.com

Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(duplicating fee required)

 ON THE INTERNET OR BY E-MAIL:

Internet:  www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.
SEC FILE NUMBER: 811-07589